FOR IMMEDIATE RELEASE                     New York, NY (October 21, 2015)

INTERPUBLIC ANNOUNCES STRONG THIRD QUARTER
AND FIRST NINE MONTHS 2015 RESULTS

•	Strong third quarter organic revenue increase of 7.1% and reported revenue increase of 1.3%

•	Third quarter operating margin of 10.3% compared to 9.3% in the prior-year period and operating income growth of 12.0% to $191.9 million

•	Results include pre-tax non-operating loss on sales of non-strategic businesses of $38 million, chiefly non-cash

•	Third quarter adjusted diluted earnings per share was $0.27, excluding $0.09 non-operating loss on business dispositions

•	First nine months organic revenue increase of 6.5% and operating profit increase of 16.9% as compared to the prior-year period

•	Company indicates that, on full-year basis, organic revenue growth now on track to exceed 5% and operating margin should improve by 100 basis points

Summary

Revenue

•
Third quarter 2015 revenue was $1.87 billion, compared to $1.84 billion in the third quarter of 2014, with an organic revenue increase of 7.1% compared to the prior-year period. This was comprised of an organic increase of 7.1% in the U.S. and 7.1% internationally.

•
For the first nine months of 2015, revenue was $5.42 billion, compared to $5.33 billion in the first nine months of 2014, with an organic revenue increase of 6.5% compared to the prior-year period. This was comprised of an organic revenue increase of 7.0% in the U.S. and 5.9% internationally.

Operating Results

•
Operating income in the third quarter of 2015 was $191.9 million, compared to operating income of $171.3 million in 2014. Operating margin was 10.3% for the third quarter of 2015, compared to 9.3% in 2014.

•
For the first nine months of 2015, operating income was $415.5 million, compared to operating income of $355.4 million in 2014. Operating margin was 7.7% for the first nine months of 2015, compared to 6.7% for the first nine months of 2014.

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

Net Results

•
Third quarter results include a non-operating pre-tax loss of $38 million on the sales of businesses, which is chiefly non-cash. This amount includes losses on completed dispositions and the classification of certain assets as held for sale.

•
Excluding the impact of the loss on sales of businesses recorded during the quarter, net income available to IPG common stockholders was $110.2 million and diluted earnings per share was $0.27. This compares to net income available to IPG common stockholders a year ago of $89.7 million, or $0.21 per basic and diluted share.

•
Including the non-operating loss on sales of businesses, third quarter 2015 net income available to IPG common stockholders was $74.9 million, resulting in earnings of $0.18 per basic and diluted share.

•
For the first nine months of 2015, net income available to IPG common stockholders was $194.3 million, resulting in earnings of $0.47 per basic and diluted share. Excluding the impact of the loss on sales of businesses recorded during the third quarter, diluted earnings per share was $0.55, and net income available to IPG common stockholders was $229.6 million. This compares to net income available to IPG common stockholders of a year ago of $168.2 million, or $0.40 per basic share and $0.39 per diluted share. Excluding the impact of the early extinguishment of the company's 6.25% Senior Unsecured Notes due 2014, diluted earnings per share was $0.41.

“We are pleased to continue reporting strong results in our organic revenue growth and margin progress. Contributions to this performance came from across the portfolio - in terms of agencies, offerings, geography and client categories, all fueled by the outstanding creativity, insights and digital expertise that we have embedded throughout the group,” said Michael I. Roth, Interpublic’s Chairman and CEO. “Our commitment to incubating new skills, developing new products and services, and investing in new technology has allowed us to stay highly relevant in today’s digital world. This gives us confidence that our offerings will remain vital to marketers as they seek to navigate the increasingly complex consumer and media landscape. Our focus on our best-in-class offerings and continued cost discipline, combined with our company’s financial strength and robust capital return programs, will continue to be a source of significant value creation. In light of the very strong performance to date through the third quarter, we believe we are on track to exceed 5% organic revenue growth for 2015, above our previous target of 4-5%, and that we are well-positioned to deliver 100 basis points of operating margin improvement, the high end of our targeted range. As always, our focus will be on the caliber of our people, the success of our clients and on further enhancing shareholder value.”

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

Operating Results

Revenue
Revenue of $1.87 billion in the third quarter of 2015 increased 1.3% compared with the same period in 2014. During the quarter, the effect of foreign currency translation was negative 5.9%, the impact of net acquisitions was positive 0.1%, and the resulting organic revenue increase was 7.1%.

Revenue of $5.42 billion in the first nine months of 2015 increased 1.6% compared with the first nine months of 2014. During the first nine months of 2015, the effect of foreign currency translation was negative 5.4%, the impact of net acquisitions was positive 0.5%, and the resulting organic revenue increase was 6.5%.

Operating Expenses
Total operating expenses grew 0.2% compared to revenue growth of 1.3% during the third quarter of 2015.

During the third quarter of 2015, salaries and related expenses were $1.20 billion, an increase of 0.6% compared to the same period in 2014.

During the first nine months of 2015, salaries and related expenses were $3.62 billion, an increase of 1.9% compared to the same period in 2014.

Staff cost ratio, which is total salaries and related expenses as a percentage of total revenue, was 64.4% in the third quarter of 2015 compared to 64.9% in the same period in 2014, and was 66.9% in the first nine months of 2015 compared to 66.7% in the same period in 2014.

During the third quarter of 2015, office and general expenses were $471.4 million, a decrease of 0.7% compared to the same period in 2014.

During the first nine months of 2015, office and general expenses were $1.38 billion, a decrease of 2.9% compared to the same period in 2014.

Office and general expenses were 25.3% of total revenue in the third quarter of 2015 compared to 25.8% in the same period in 2014, and were 25.5% in the first nine months of 2015 compared to 26.7% in the same period in 2014.

Non-Operating Results and Tax
Net interest expense of $15.7 million increased by $2.5 million, or 18.9%, in the third quarter of 2015 compared to the same period in 2014. For the first nine months of 2015, net interest expense of $44.7 million increased by $1.5 million, or 3.5%, compared to the same period in 2014.

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

Other expense, net was $37.2 million and $36.4 million in the third quarter and first nine months of 2015, respectively, driven by $38 million of losses recorded during the third quarter on sales of businesses and the classification of certain assets as held for sale.

The income tax provision in the third quarter of 2015 was $61.1 million on income before income taxes of $139.0 million, compared to a provision of $65.0 million on income before income taxes of $157.5 million in the same period in 2014. The income tax provision in the first nine months of 2015 was $137.4 million on income before income taxes of $334.4 million, compared to a provision of $128.6 million on income before income taxes of $302.1 million in the same period in 2014. The effective income tax rate for the third quarter of 2015 was 44.0%, compared to 41.3% for the same period in 2014. The effective income tax rate for the first nine months of 2015 was 41.1%, compared to 42.6% for the same period in 2014.

Balance Sheet
At September 30, 2015, cash, cash equivalents and marketable securities totaled $881.2 million, compared to $1.67 billion at December 31, 2014. Total debt was $1.75 billion at September 30, 2015, compared to $1.73 billion at December 31, 2014.

Share Repurchase Program and Common Stock Dividend
During the third quarter of 2015, the company repurchased 3.6 million shares of its common stock at an aggregate cost of $70.3 million and an average price of $19.67 per share, including fees. During the first nine months of 2015, the company repurchased 8.5 million shares of its common stock at an aggregate cost of $172.3 million and an average price of $20.36 per share, including fees. During the third quarter of 2015, the company declared and paid a common stock cash dividend of $0.12 per share for a total of $48.7 million.

For more information concerning the company's financial results, please refer to the accompanying slide presentation available on our website, investors.interpublic.com.

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

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About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include BPN, Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton Worldwide, MAGNA GLOBAL, McCann, Momentum, MRM//McCann, Mullen Lowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

# # #

Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

Cautionary Statement
This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.
Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K.

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2015 AND 2014 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30,
	2015	2014	Fav. (Unfav.) % Variance
Revenue:
United States	$1,138.5	$1,061.8	7.2%
International	727.0	779.3	(6.7)%
Total Revenue	1,865.5	1,841.1	1.3%

Operating Expenses:
Salaries and Related Expenses	1,202.2	1,195.2	(0.6)%
Office and General Expenses	471.4	474.6	0.7%
Total Operating Expenses	1,673.6	1,669.8	(0.2)%
Operating Income	191.9	171.3	12.0%
Operating Margin %	10.3%	9.3%

Expenses and Other Income:
Interest Expense	(21.3)	(20.7)
Interest Income	5.6	7.5
Other Expense, Net	(37.2)	(0.6)
Total (Expenses) and Other Income	(52.9)	(13.8)

Income before Income Taxes	139.0	157.5
Provision For Income Taxes	61.1	65.0
Income of Consolidated Companies	77.9	92.5
Equity in Net Income of Unconsolidated Affiliates	0.1	0.3
Net Income	78.0	92.8
Net Income Attributable to Noncontrolling Interests	(3.1)	(3.1)
Net Income Available to IPG Common Stockholders	$74.9	$89.7

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.18	$0.21
Diluted	$0.18	$0.21

Weighted-Average Number of Common Shares Outstanding:
Basic	407.6	419.2
Diluted	415.5	426.4

Dividends Declared Per Common Share	$0.120	$0.095

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2015 AND 2014 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30,
	2015	2014	Fav. (Unfav.) % Variance
Revenue:
United States	$3,254.4	$3,031.7	7.3%
International	2,163.2	2,298.3	(5.9)%
Total Revenue	5,417.6	5,330.0	1.6%

Operating Expenses:
Salaries and Related Expenses	3,622.6	3,554.0	(1.9)%
Office and General Expenses	1,379.5	1,420.6	2.9%
Total Operating Expenses	5,002.1	4,974.6	(0.6)%
Operating Income	415.5	355.4	16.9%
Operating Margin %	7.7%	6.7%

Expenses and Other Income:
Interest Expense	(62.5)	(63.5)
Interest Income	17.8	20.3
Other Income (Expense), Net	(36.4)	(10.1)
Total (Expenses) and Other Income	(81.1)	(53.3)

Income before Income Taxes	334.4	302.1
Provision For Income Taxes	137.4	128.6
Income of Consolidated Companies	197.0	173.5
Equity in Net Income of Unconsolidated Affiliates	0.6	0.6
Net Income	197.6	174.1
Net Income Attributable to Noncontrolling Interests	(3.3)	(5.9)
Net Income Available to IPG Common Stockholders	$194.3	$168.2

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.47	$0.40
Diluted	$0.47	$0.39

Weighted-Average Number of Common Shares Outstanding:
Basic	409.7	421.0
Diluted	417.0	427.2

Dividends Declared Per Common Share	$0.360	$0.285

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF LOSS ON SALES OF BUSINESSES (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30, 2015
	As Reported	Loss on Sales of Businesses[1]	Ex - Loss on Sales of Businesses
Income Before Income Taxes	$139.0	$(38.0)	$177.0
Provision for Income Taxes	61.1	2.7	63.8
Effective Tax Rate	44.0%		36.0%
Equity in Net Income of Unconsolidated Affiliates	0.1		0.1
Net Income Attributable to Noncontrolling Interests	(3.1)		(3.1)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$74.9	$(35.3)	$110.2

Weighted-Average Number of Common Shares Outstanding - Basic	407.6		407.6
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	7.9		7.9
Weighted-Average Number of Common Shares Outstanding - Diluted	415.5		415.5

Earnings Per Share Available to IPG Common Stockholders - Basic	$0.18	$(0.09)	$0.27
Earnings Per Share Available to IPG Common Stockholders - Diluted	$0.18	$(0.09)	$0.27

1 Includes losses on completed dispositions of businesses and the classification of certain assets as held for sale.

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF LOSS ON SALES OF BUSINESSES (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30, 2015
	As Reported	Loss on Sales of Businesses[1]	Ex - Loss on Sales of Businesses
Income Before Income Taxes	$334.4	$(38.0)	$372.4
Provision for Income Taxes	137.4	2.7	140.1
Effective Tax Rate	41.1%		37.6%
Equity in Net Income of Unconsolidated Affiliates	0.6		0.6
Net Income Attributable to Noncontrolling Interests	(3.3)		(3.3)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$194.3	$(35.3)	$229.6

Weighted-Average Number of Common Shares Outstanding - Basic	409.7		409.7
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	7.3		7.3
Weighted-Average Number of Common Shares Outstanding - Diluted	417.0		417.0

Earnings Per Share Available to IPG Common Stockholders - Basic	$0.47	$(0.09)	$0.56
Earnings Per Share Available to IPG Common Stockholders - Diluted	$0.47	$(0.08)	$0.55

1 Includes losses on completed dispositions of businesses and the classification of certain assets as held for sale.

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF LOSS ON EARLY EXTINGUISHMENT OF DEBT (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30, 2014
	As Reported	Loss on Early Extinguishment of Debt	Ex-Loss on Early Extinguishment of Debt
Income Before Income Taxes	$302.1	$(10.4)	$312.5
Provision for Income Taxes	(128.6)	3.8	(132.4)
Effective Tax Rate	42.6%		42.4%
Equity in Net Income of Unconsolidated Affiliates	0.6		0.6
Net Income Attributable to Noncontrolling Interests	(5.9)		(5.9)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$168.2	$(6.6)	$174.8

Weighted-Average Number of Common Shares Outstanding - Basic	421.0		421.0
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	6.2		6.2
Weighted-Average Number of Common Shares Outstanding - Diluted	427.2		427.2

Earnings Per Share Available to IPG Common Stockholders - Basic	$0.40	$(0.02)	$0.42
Earnings Per Share Available to IPG Common Stockholders - Diluted	$0.39	$(0.02)	$0.41

Interpublic Group 1114 Avenue of the Americas New York, NY 10036 212-704-1200 tel 212-704-1201 fax